UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2006

                          AMERICAN RACING CAPITAL, INC.
               (Exact name of registrant as specified in charter)

           Nevada                                000-29057                             87-0631750
(State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification No.)
       incorporation)


             P.O. Box 563, Zephyr Cove, NV                              89448
        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:   (800) 914-3177


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 25, 2006, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors"). Under the terms of the Securities Purchase Agreement, the Investors purchased an aggregate of (i) $2,000,000 in callable convertible secured notes (the "Notes") and (ii) warrants to purchase 10,000,000 shares of our common stock (the "Warrants").

Pursuant to the Securities Purchase Agreement, the Investors will purchase the Notes and Warrants in three tranches as set forth below:

            1. On July 26, 2006, the Investors purchased Notes aggregating $700,000 and Warrants to purchase 10,000,000 shares of our common stock;

            2. On September 12, 2006, the Investors purchased Notes aggregating $600,000 after we filed a registration statement with the SEC on Form SB-2 on September 11, 2006 registering the shares of common stock underlying the Notes ("Registration Statement"); and

            3.    Upon   effectiveness  of  the  Registration   Statement,   the
                  Investors will purchase Notes aggregating $700,000.

The Notes carry an interest rate of 6% per annum and a maturity date of July 25, 2009. The notes are convertible into our common shares at the Applicable Percentage of the average of the lowest three (3) trading prices for our shares of common stock during the twenty (20) trading day period prior to conversion. The "Applicable Percentage" means 50%; provided, however, that the Applicable Percentage shall be increased to (i) 55% in the event that a Registration Statement is filed within thirty days of the closing and (ii) 60% in the event that the Registration Statement becomes effective within one hundred and twenty days from the Closing.

At our option, we may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the Notes and the market price is at or below $.25 per share. In addition, in the event that the average daily price of the common stock, as reported by the reporting service, for each day of the month ending on any determination date is below $.25, we may prepay a portion of the outstanding principal amount of the Notes equal to 101% of the principal amount hereof divided by thirty-six (36) plus one month's interest. Exercise of this option will stay all conversions for the following month. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, the Company has granted the investors a security interest in substantially all of its assets and intellectual property as well as registration rights.

Upon closing the first tranche, we simultaneously issued to the Investors seven year warrants to purchase 10,000,000 shares of our common stock at an exercise price of $.30.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company's common stock.

We will receive the third tranche of the funding when the SB-2 is declared effective by the SEC. There are penalty provisions for us should the filing not become effective within 135 days of the Closing Date. The Notes are secured by all of our assets to the extent of the outstanding note.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The sale of the second tranche of Notes described in Item 1.01 was completed on September 12, 2006. At the closing, we became obligated to the Investors for $600,000 in face amount of the Notes. The Notes are a debt obligation arising other than in the ordinary course of business which constitutes a direct financial obligation of us.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

The Notes and Warrants referenced in Item 1.01 were offered and sold to the Investors in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereto. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D under the Securities Act of 1933.

ITEM 9.01    FINANCIAL STATEMENT AND EXHIBITS

(a)     Financial Statements of Business Acquired.

        None

(b)     Pro Forma Financial Information.

        None

(c)     Exhibits.




    Exhibit
    -------
    Number   Description                                                               Location
    ------   -----------                                                               --------

     4.1     Securities Purchase Agreement dated July 25, 2006 by and among  the       Incorporated  by  reference  as Exhibit
             Company and the Investors                                                 4.1 to Form 8-K filed on August 4, 2006

     4.2     Form of Callable Convertible Secured Note by and among the  Company       Incorporated  by  reference  as Exhibit
             and the Investors                                                         4.2 to Form 8-K filed on August 4, 2006

     4.3     Form of Stock  Purchase  Warrant by  and among the  Company and the       Incorporated  by  reference  as Exhibit
             Investors                                                                 4.3 to Form 8-K filed on August 4, 2006

     4.4     Registration Rights  Agreement dated July 25, 2006 by and among the       Incorporated  by  reference  as Exhibit
             Company and the Investors                                                 4.4 to Form 8-K filed on August 4, 2006

     4.5     Security Agreement  dated  July 25, 2006 by  and among the  Company       Incorporated  by  reference  as Exhibit
             and the Investors                                                         4.5 to Form 8-K filed on August 4, 2006

     4.6     Intellectual Property Security Agreement dated July 25, 2006 by and       Incorporated  by  reference  as Exhibit
             among the Company and the Investors                                       4.6 to Form 8-K filed on August 4, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN RACING CAPITAL, INC.

Date: September 13, 2006                    By:   /s/  D. Davy Jones
                                                  ------------------
                                                  D. Davy Jones
                                                  Chairman and President